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                                                                    EXHIBIT 10.1

                                PROMISSORY NOTE

$250,000                                                        OCTOBER __, 1996
                                                                AUSTIN, TEXAS

        On or before June 1, 1997, the undersigned, Diamond Tech One, Inc. ("Borrower"), promises to pay to the order of___________________________ _______________________________("Lender"), at __________________________
__________________________, or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), together with interest thereon from the date hereof at the rate of 15% per annum. Interest is payable on February 1, 1997 and on June 1, 1997.

        This Note may be prepaid in whole or in part without premium or penalty. Payments and prepayments of this Note shall first be credited to interest and the remainder to principal.

        In the event any interest is not paid when due, or any default occurs under the Loan and Security Agreement entered into between Borrower and Lender on the date hereof (the "Loan Agreement"), Lender may, at its option, declare the entire indebtedness due and payable. The Loan Agreement is incorporated by reference into this Promissory Note.

        The Borrower agrees to pay or reimburse Lender for its reasonable costs incurred in connection with the collection of this Note, including, without limitation, the fees and disbursements of counsel for Lender, whether or not suit is brought.

        All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest, and notice of dishonor.

        This Note shall be governed by the laws of Texas, without application of conflicts of law principles.

                                                DIAMOND TECH ONE, INC.


                                                By:________________________
                                                   President